1 Copyright © D-Wave Q4 2024 Investor Presentation

2 Copyright © D-Wave FORWARD-LOOKING STATEMENTS Certain statements in this presentation are forward-looking, as defined in the Private Securities Litigation Reform Act of 1995. These statements involve risks, uncertainties, and other factors that may cause actual results to differ materially from the information expressed or implied by these forward-looking statements and may not be indicative of future results. These forward-looking statements are subject to a number of risks and uncertainties, including, among others, various factors beyond management’s control, including the risks set forth under the heading “Risk Factors” discussed under the caption “Item 1A. Risk Factors” in Part I of our most recent Annual Report on Form 10-K or any updates discussed under the caption “Item 1A. Risk Factors” in Part II of our Quarterly Reports on Form 10-Q and in our other filings with the SEC. Undue reliance should not be placed on the forward-looking statements in this presentation in making an investment decision, which are based on information available to us on the date hereof. We undertake no duty to update this information unless required by law.

D-WAVE AT A GLANCE

ESTABLISHED PRODUCT PORTFOLIO:

- World's largest Quantum Computer
- Accessible through production-grade cloud service
- Peer-reviewed publication of quantum supremacy

GROWING COMMERCIAL ADOPTION:

- 1st commercial Quantum Computing company
- 30+ proven business use cases
- Initial applications moving into production

HIGH-VALUE CONSULTATIVE SERVICES:

- 20+ successful POC engagements in 18 months
- Advisory services to aid in production deployment

INDUSTRY PERSPECTIVE:

"We believe that today's quantum technology can play a key role in ensuring optimal and efficient construction and operation of buildings and are eager to use D-Wave's quantum solutions in support of that effort."

—Dr. Reinhard Schlemmer, Member of the Board of VINCI Energies

MARKET LEADER

advantage
Quantum Annealing
Fifth generation system
5000+ qubits

Leap
Real-Time Quantum Cloud
Quantum hybrid solvers
99% up-time

Ocean
Open-Source Python Tools
Easily configurable
Simplifies use of QC & HSS

Launch
Customer PS On-Ramp
From application eval to production deployment

STRONG CUSTOMER BASE

mastercard, NEC, IPG, Deloitte., VINCI Energies, Pattison Food Group, BASF, Davidson, accenture, ArcelorMittal, LOCKHEED MARTIN, NTT docomo, JTI, FORD OTOSAN, BBVA, unisys, DENSO, CaixaBank

THOUGHT & TECHNICAL LEADERSHIP

One of top 5 global quantum computing patent portfolios
As of 2023; (Source: QED-C)

240+ U.S. granted patents
525+ granted & pending patents worldwide
60+% Annealing AND Gate

43 PhDs

Over 240 scientific papers published

3 Copyright © D-Wave

D-Wave

4 Copyright © D-Wave BEYOND CLASSICAL: D-WAVE FIRST TO DEMONSTRATE QUANTUM SUPREMACY ON USEFUL, REAL-WORLD PROBLEM New landmark peer-reviewed paper published in Science, “Beyond-Classical Computation in Quantum Simulation,” unequivocally validates D-Wave achievement of the world’s first and only demonstration of quantum computational supremacy on a useful problem These problems cannot be solved by classical computers What took D-Wave’s system minutes would take a classical supercomputer nearly 1 million years and more than the world’s annual electricity consumption to solve

5 Copyright © D-Wave NEW ON-PREMISES OFFERING INTRODUCED WITH FIRST ADVANTAGE SYSTEM PURCHASE BY JULICH SUPERCOMPUTING CENTRE Introduced an on-premises systems offering to enable customers to push the boundaries of quantum-fueled experimentation, development and usage Julich Supercomputing Centre is the first high-performance computing (HPC) center to purchase and own a D-Wave Advantage annealing quantum computing system It is expected that D-Wave’s system will be connected to the JUPITER supercomputer, Europe’s first and only exascale HPC, to facilitate breakthroughs in AI and quantum optimization applications D-Wave annealing quantum computer in the JUNIQ building at Forschungszentrum Jülich Copyright:— Forschungszentrum Jülich / Sascha Kreklau

6 Copyright © D-Wave QUANTUM UPLIFT PROGRAM OFFERS INCENTIVES TO ORGANIZATIONS DISSATISFIED WITH COMPETITIVE QUANTUM SYSTEMS Program to address organizations’ disappointment with competitor quantum systems that have proven to be incapable of solving practical real-world problems and lack reliable uptime and availability Offers incentives to dissatisfied organizations toward the purchase of a D-Wave Advantage system that will enable them to pursue groundbreaking research and novel AI applications

7 Copyright © D-Wave NEW “QUANTUM REALIZED” BRAND CAMPAIGN SHOWCASES D-WAVE’S TANGIBLE AND DIFFERENTIATED VALUE Launched the new “Quantum Realized” brand campaign to showcase the benefits of today’s quantum computing and presented a framework to help customers evaluate a quantum company’s relative value Campaign will span digital and print advertising channels, events, and the company’s sponsorship of the International Year of Quantum Science and Technology, an initiative that aims to raise public awareness about quantum computing

8 Copyright © D-Wave RAPIDLY GROWING COLLECTION OF CUSTOMER APPLICATIONS TACKLING QUANTUM OPTIMIZATION AND QUANTUM AI USE CASES Worked with customers on a variety of quantum and hybrid quantum applications including: drug discovery with Japan Tobacco; insurance portfolio optimization with Leithà, the technology and data factory of Unipol, a leading Italian insurance company; and optimization of police vehicle deployment with North Wales Police. Also announced commercial hybrid-quantum application built with Staque that simulates and optimizes movements of autonomous agriculture vehicles at scale

9 Copyright © D-Wave RESELLER PARTNERSHIP WITH CARAHSOFT OPENS OPPORTUNITIES WITH PUBLIC SECTOR CUSTOMERS Announced a partnership with Carahsoft Technology Corp., enabling the companies to co-market D-Wave’s comprehensive solutions to the public sector through Carahsoft’s reseller network Solutions include real-time access to the D-Wave AdvantageTM quantum computing systems through D-Wave’s LeapTM quantum cloud service, workforce training programs to upskill current public sector employees, and specialized support from D-Wave’s professional services team to develop applications for specific public sector use cases

10 Copyright © D-Wave LEAP QUANTUM LAUNCHPAD INTRODUCED TO ACCELERATE ADOPTION OF D-WAVE TECHNOLOGY Initiated the Leap Quantum LaunchPad program designed to accelerate the exploration and development of quantum and hybrid-quantum applications Program structured as a free 3-month trial that provides access to D-Wave’s production-grade annealing quantum computers and the Leap real-time quantum cloud service as well as expert project support

11 Copyright © D-Wave QUBITS 2025 USER CONFERENCE TO HIGHLIGHT PRODUCT ROADMAP, SCIENTIFIC ADVANCEMENTS AND CUSTOMER SUCCESS STORIES Qubits 2025, the company’s annual user conference, will take place March 31 and April 1 in Scottsdale, Arizona Themed “Quantum Realized,” the event will feature company executives, customers and industry thought leaders discussing the ways that D-Wave products are delivering tangible value today Speakers including Charles Payne of Fox Business’s “Making Money with Charles Payne,” IDC, Davidson Technologies, Julich Supercomputing Center, Japan Tobacco, NTT DOCOMO, Pusan National University, Quantum Research Sciences, SAS, the University of Southern California and more will share their groundbreaking work using D-Wave systems to solve real-world problems

QUANTUM REALIZED:
ONLY BY D-WAVE

COMMERCIAL APPLICATIONS

70+ revenue generating commercial customers

Business applications in production to improve operations

IonQ/Rigetti revenue dominated by a few government grants

(As per public SEC Filings)

Pattison Food Group

NTT docomo

COMPUTATIONAL SUPREMACY

D-Wave: Demonstrated supremacy on important/useful problems
- Direct application to materials simulation

Google: Demonstrated supremacy on contrived problem
- Random circuit sampling – No practical application
- Same result for Quantinuum

Xanadu: Claimed supremacy but quickly classically spoofed

IonQ, Rigetti, Others: No credible supremacy claims

APPLICATION BENCHMARKING

D-Wave annealing quantum computers have long-term advantage in optimization

D-WAVE	IBM	IONQ
~98% of optimal at problem size 320	~75% of optimal at problem size 6	~80% of optimal at problem size 10
Runs in a fraction of a second	~100x slower than QA	~10,000x slower than QA

QED-C Benchmarking: https://doi.org/10.1145/3678184

RELIABILITY AND AVAILABILITY

99.9%+ availability of D-Wave Leap™ quantum cloud service

Real time access with no queueing

SOC2 Type 2 compliant

Other cloud platforms:
- IonQ > 1 week average queue time*
- Rigetti < 70% Azure uptime*
- QuEra < 33% Braket uptime*

* https://status.ionq.co/, https://rigetti.statuspage.io/, https://www.quera.com/aquila

12 Copyright © D-Wave

D-WAVE

13 Copyright © D-Wave 2024 FINANCIAL UPDATE $- $10 $20 $30 $40 Q3-23 Q3-24 11-13-24 M IL LI O N S PAID IN FULL $31.1M Secured Debt $13.6M $- $100 $200 $300 $400 Q4-23 Q4-24 03-12-25 M IL LI O N S $41.3M $178.0M $300.0M+ Cash Position 0 50 100 150 2023 2024 133 Total # of Customers 135 Including 27 Forbes Global 2000 Including 28 Forbes Global 2000 $- $10 $20 Q4 2023 Q4 2024 M IL LI O N S Quarterly Bookings $18.3M $3.0M $- $10 $20 $30 FY 2023 FY 2024 M IL LI O N S - $10.5M $23.9M Annual Bookings $- $5 $10 Q4 2023 Q4 2024 M IL LI O N S - $4.6M $5.6M GAAP Gross Profit Financial information set forth above is unaudited

14 Copyright © D-Wave D-WAVE INVESTMENT CONSIDERATIONS TECHNOLOGY LEADERSHIP • Designed, developed and operating the world’s largest quantum computers • Only company to achieve quantum supremacy on a useful, real-world problem • One of top 5 global quantum computing patent portfolios ANNEALING ADVANTAGE • Annealing quantum computers that outperform classical and gate model systems • Developing both annealing and gate quantum computers CUSTOMER TRACTION • Business applications in production • Diverse commercial customer base • Publicly disclosing the number of revenue- generating customers PRODUCTION-GRADE OFFERINGS • Scalable production-grade commercial systems • Service Level Agreements • SOC2 Type 2 compliant

15 Copyright © D-Wave